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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12



                           Scudder High Income Trust
                     Scudder Intermediate Government Trust
                       Scudder Multi-Market Income Trust
                         Scudder Municipal Income Trust
                    Scudder Strategic Municipal Income Trust
                         Scudder Strategic Income Trust
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           SCUDDER HIGH INCOME TRUST
                     SCUDDER INTERMEDIATE GOVERNMENT TRUST
                       SCUDDER MULTI-MARKET INCOME TRUST
                         SCUDDER MUNICIPAL INCOME TRUST
                    SCUDDER STRATEGIC MUNICIPAL INCOME TRUST
                         SCUDDER STRATEGIC INCOME TRUST
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                        MAY 29, 2003 AND PROXY STATEMENT

                                                                  April 25, 2003

To the Shareholders:

You are invited to attend a joint annual meeting of the shareholders of Scudder High Income Trust ("KHI"), Scudder Intermediate Government Trust ("KGT"), Scudder Multi-Market Income Trust ("KMM"), Scudder Municipal Income Trust ("KTF"), Scudder Strategic Municipal Income Trust ("KSM") and Scudder Strategic Income Trust ("KST") (individually, a "Fund" and collectively, the "Funds"). The meeting will be held at the offices of Deutsche Investment Management Americas Inc., ("DeIM" or the "Adviser") 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on Thursday, May 29, 2003 at 4:00 p.m. Eastern time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

1. To elect Trustees to the Board of each Fund as outlined below:

  a. For KHI, KGT, KMM and KST only, to elect eleven Trustees to the Board of each Fund; and

  b. For KTF and KSM only, to elect eleven Trustees to the Board of each Fund with nine Trustees to be elected by the holders of Preferred and Common Shares voting together and two Trustees to be elected by holders of the Preferred Shares only.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors of each Fund for the current fiscal year.

The Board of each Fund has fixed the close of business on March 31, 2003 as the record date (the "Record Date") for determining the shareholders of each Fund entitled to notice of and to vote at the meeting or any adjournments or postponements thereof. Shareholders are entitled to one vote for each share held.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR ALL ITEMS.

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED. TO SAVE YOUR FUND THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY CARD. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.
------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of each Fund for voting at the joint annual meeting of shareholders to be held on May 29, 2003, and at any and all postponements or adjournments thereof (the "Meeting"). The shareholders of each Fund will vote separately on the items presented at the Meeting. This proxy statement was first mailed to shareholders on or about April 25, 2003.

The Board of each Fund recommends shareholders vote FOR ITEMS 1 AND 2. The vote required to approve both items is described under "Miscellaneous."

The Board of each Fund has fixed the close of business on March 31, 2003 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, shares of the Funds were issued and outstanding as follows:

FUND                                                        SHARES
----                                                        ------
KHI...................................................  31,209,528.9100
KGT...................................................  33,996,171.1230
KMM...................................................  20,401,747.1650
KTF...................................................  38,832,628.4970
  Common..............................................  38,779,628.4970
  Preferred...........................................      53,000.0000
KSM...................................................  10,762,013.3310
  Common..............................................  10,759,213.3310
  Preferred...........................................       2,800.0000
KST...................................................   3,481,750.9980

KTF AND KSM ONLY. Pursuant to the Amended and Restated Agreement and Declaration of Trust of each Fund, the Boards may authorize separate classes of shares of beneficial interest. The Board of each Fund has authorized, and each Fund has issued, common shares of beneficial interest (the "Common Shares") and preferred shares of beneficial interest (the "Preferred Shares"). The Common Shares and the Preferred Shares have different powers, rights, preferences and privileges, qualifications, limitations and restrictions with respect to, among other things, dividends, liquidation, redemption and voting as more fully set forth in the Certificate of Designation for Preferred Shares that established the Preferred Shares. For KTF, the Common Shares were first issued on October 20, 1988 and the Preferred Shares were first issued on July 24, 1989 (Series A, B, C and D) and November 24, 1999 (Series E). For KSM, the Common Shares were first issued on March 22, 1989 and the Preferred Shares were first issued on September 21, 1999. At the Meeting, the holders of the Preferred Shares, voting as a separate class, respectively, are entitled to elect two Trustees, and the holders of the Common Shares and the Preferred Shares, voting together as a single class, are entitled to elect the nine remaining Trustees. On Item 2, the holders of the Common Shares and Preferred Shares will vote together as a single class.

The following table identifies the Funds entitled to vote on each Proposal.

                 PROPOSAL              KHI, KGT, KMM AND KST   KTF AND KSM
                 --------              ---------------------   -----------
1.a.  To elect eleven Trustees to                X
      the Board of the Fund.
1.b.  To elect eleven Trustees to                                   X
      the Board of the Fund with
      nine Trustees to be elected by
      the holders of Preferred and
      Common Shares voting together
      and two Trustees to be elected
      by holders of the Preferred
      Shares only.
2.    To ratify or reject the                    X                  X
      selection of Ernst & Young LLP
      as the independent auditors
      for the Fund for the Fund's
      current fiscal year.

                   ITEM 1. ELECTION OF TRUSTEES TO THE BOARDS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

At the Meeting, shareholders of each Fund will be asked to elect eleven individuals to constitute the Board of Trustees of each Fund. Board members are elected annually pursuant to each Trust's Declaration of Trust and By-Laws. The eleven individuals nominated for election as Trustees of each Fund were nominated after careful consideration by each Fund's present Board of Trustees. The nominees are listed below. The eleven nominees are currently Trustees of each Fund and are currently trustees or directors of other funds advised by DeIM. One of the nominees, Mr. Hale, is a senior executive officer of DeIM and is an "interested person" (an "Interested Person") of the Adviser and of the Funds within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), due to the fact that he is an officer of the

Adviser and is referred to as an "Interested Trustee." Each of the remaining ten nominees is not an Interested Person of the Adviser or the Funds within the meaning of the 1940 Act and is referred to as a "Non-interested Trustee," or "Independent Trustee." The proposed slate of nominees currently oversees 81 fund portfolios in the Scudder Fund Complex, and are often referred to as the "Chicago Board."

The persons named as proxies on the enclosed proxy card(s) will vote for the election of all the nominees (as to each relevant Fund) unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the organizational documents of each Fund.

KTF AND KSM ONLY. As indicated above, holders of the Preferred Shares are entitled to elect two Trustees. Messrs. Hale and Weithers are nominees for election by holders of the Preferred Shares of each Fund. In addition, nine other Trustees are to be elected by holders of the Common Shares and the Preferred Shares, voting together as a single class. Ms. Peterson and Messrs. Ballantine, Burnham, Dunaway, Edgar, Freeman, Hoffman, Renwick and Sommers are nominees for election by all shareholders.

All the nominees listed below have consented to serve as Trustees of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a Trustee by virtue of an unexpected occurrence, persons named as proxies will vote in their discretion for such other nominee or nominees as the current Trustees may recommend. Each nominee and Trustee standing for re-election is listed below. The address of each nominee is c/o Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

NOMINEES FOR ELECTION AS TRUSTEES

NAME, AGE, POSITION WITH FUNDS,                                  NUMBER OF PORTFOLIOS
PRINCIPAL OCCUPATION(S) FOR PAST 5 YEARS,  YEAR FIRST BECAME A     IN SCUDDER FUND
AND OTHER DIRECTORSHIPS                      BOARD MEMBER(1)       COMPLEX OVERSEEN
-----------------------------------------  -------------------   --------------------
NON-INTERESTED PERSONS
JOHN W. BALLANTINE (57), Trustee;           2001-All Funds                81
Retired; formerly, Executive Vice
President and Chief Risk Management
Officer, First Chicago NBD Corporation/
The First National Bank of Chicago
(1996-1998); 1995-1996, Executive Vice
President and Head of International
Banking; Director, Enron Corporation
(energy trading firm)(effective May 30,
2002), First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation
(designer, manufacturer and servicer of
electronic and mechanical petroleum
marketing systems).
LEWIS A. BURNHAM(70), Trustee; Retired;     2001-All Funds                81
formerly, Director of Management
Consulting, McNulty & Company (1990-
1998); prior thereto, Executive Vice
President, Anchor Glass Container
Corporation.
DONALD L. DUNAWAY(66), Trustee; Retired;    2001-All Funds                81
formerly, Executive Vice President, A.O.
Smith Corporation (diversified
manufacturer) (1963-1994).
JAMES R. EDGAR (56), Trustee;               1999-All Funds                81
Distinguished Fellow, University of
Illinois Institute of Government and
Public Affairs (1999-present); formerly,
Governor, State of Illinois (1991-1999);
Director, Kemper Insurance Companies,
John B. Sanfilippo & Son, Inc.
(processor/ packager/marketer of nuts,
snacks and candy products), Horizon Group
Properties, Inc., Youbet.com (online
wagering platform), Alberto-Culver
(manufactures, distributes, and markets
health and beauty-care products).
PAUL K. FREEMAN (52), Trustee; President,   2002-All Funds                81
Cook Street Holdings (consulting);
Adjunct Professor, University of Denver;
Consultant, World Bank/Inter-American
Development Bank; formerly, Project
Leader, International Institute for
Applied Systems Analysis (1998-2001);
Chief Executive Officer, The Eric Group,
Inc. (environmental insurance)
(1986-1998).

NAME, AGE, POSITION WITH FUNDS,                                  NUMBER OF PORTFOLIOS
PRINCIPAL OCCUPATION(S) FOR PAST 5 YEARS,  YEAR FIRST BECAME A     IN SCUDDER FUND
AND OTHER DIRECTORSHIPS                      BOARD MEMBER(1)       COMPLEX OVERSEEN
-----------------------------------------  -------------------   --------------------
ROBERT B. HOFFMAN(66), Trustee; Retired;    2001-All Funds                81
formerly, Chairman, Harnischfeger
Industries, Inc. (machinery for the
mining and paper industries) (1999-2000);
prior thereto, Vice Chairman and Chief
Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products) (1994-1999)...
SHIRLEY D. PETERSON(61), Trustee;           2001-All Funds                81
Retired; formerly, President, Hood
College (1995-2000); formerly, Partner,
Steptoe & Johnson (law firm);
Commissioner, Internal Revenue Service;
Assistant Attorney General (Tax), U.S
Department of Justice; Director,
Bethlehem Steel Corp., Federal Mogul
Corp. (supplier of automotive components
and subsystems); Trustee, Bryn Mawr
College.
FRED B. RENWICK (73), Trustee; Retired;     1995-All Funds                81
Professor Emeritus of Finance, New York
University, Stern School of Business
(2001-present); formerly, Professor, New
York University Stern School of Business
(1965-2001); Director, the Wartburg
Foundation; Chairman, Finance Committee
of Morehouse College Board of Trustees;
Director, The Investment Fund for
Foundations; Previously, Director of
Board of Pensions Evangelical Lutheran
Church in America; member of the
Investment Committee of Atlanta
University Board of Trustees; Chair of
the Investment Committee, American Bible
Society Board of Trustees.

NAME, AGE, POSITION WITH FUNDS,                                  NUMBER OF PORTFOLIOS
PRINCIPAL OCCUPATION(S) FOR PAST 5 YEARS,  YEAR FIRST BECAME A     IN SCUDDER FUND
AND OTHER DIRECTORSHIPS                      BOARD MEMBER(1)       COMPLEX OVERSEEN
-----------------------------------------  -------------------   --------------------
WILLIAM P. SOMMERS(69), Trustee; Retired;   2001-All Funds                81
formerly, President and Chief Executive
Officer, SRI International (research and
development) (1994-1998); prior thereto,
Executive Vice President, Iameter
(medical information and educational
service provider); prior thereto, Senior
Vice President and Director, Booz, Allen
& Hamilton Inc. (management consulting
firm); Director, PSI Inc. (satellite
engineering and components), Evergreen
Solar, Inc. (develop/manufacture solar
electric system engines), H(2) Gen
(manufacture hydrogen generators), Zassi
Medical Evolutions, Inc. (specialists in
intellectual property opportunities in
medical device arena); Guckenheimer
Enterprises (executive food services).
JOHN G. WEITHERS(69), Trustee; Retired;     1993-All Funds                81
Formerly, Chairman of the Board and Chief     except KST
Executive Officer, Chicago Stock               1994-KST
Exchange; Director, Federal Life
Insurance Company; Chairman of the
Members of the Corporation and Trustee,
DePaul University; formerly, Director,
International Federation of Stock
Exchanges, Records Management Systems...

---------------

(1) Each Trustee currently serves on the boards of 30 trusts/corporations comprised of 81 funds.

                               INTERESTED PERSON*

NAME, AGE, POSITION
WITH FUNDS, PRINCIPAL
OCCUPATION(S) FOR                                            NUMBER OF PORTFOLIOS
PAST 5 YEARS AND OTHER                 YEAR FIRST BECAME A     IN SCUDDER FUND
DIRECTORSHIPS                            BOARD MEMBER(1)       COMPLEX OVERSEEN
----------------------                 -------------------   --------------------
RICHARD T. HALE (57), Trustee,           2002-All Funds              198
President; Managing Director,
Deutsche Bank Securities, Inc. and
Deutsche Asset Management
(1999-present); Director and
President, Investment Company Capital
Corp. (registered investment adviser)
(1996-present); Director, Deutsche
Global Funds, Ltd. (2000-present),
CABEI Fund (2000-present), North
American Income Fund
(2000-present)(registered investment
companies); Director, Scudder Global
Opportunities Funds (since 2003);
Director/Officer, Deutsche/Scudder
Mutual Funds (various dates);
President, Montgomery Street Income
Securities, Inc. (registered
investment companies); Vice
President, Deutsche Asset Management
Inc. (2000-present); formerly,
Director ISI Family of Funds
(registered investment companies; 4
funds overseen)(1992-1999).

---------------

* Interested person of the Funds as defined in the Investment Company Act of 1940, as amended ("1940 Act").

(1) Mr. Hale currently serves on the boards of 76 trusts/corporations comprised of 198 registered funds.

As of December 31, 2002, none of the Non-interested Trustees owned securities beneficially of the Adviser, or any person directly or indirectly controlling, controlled by or under common control with, the Adviser.

RESPONSIBILITIES OF THE BOARD OF TRUSTEES - BOARD AND COMMITTEE MEETINGS

The primary responsibility of each Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. Each Board proposed for election at the Meeting is comprised of one individual who is an Interested Trustee, and ten individuals who are Independent Trustees. SEC rules require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 91% will be Independent Trustees. Each of the nominees that will be considered an Independent

Trustee, if elected, has been selected and nominated solely by the current Independent Trustees of each Fund.

Each Board meets multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Adviser and its affiliates for investment advisory services and other administrative and shareholder services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "ICI Best Practices Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

During calendar year 2002, the Board of each Fund met 10 times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2002.

Each Board has an Audit Committee, a Nominating and Governance Committee, a Valuation Committee, an Operations Committee and a Fixed-Income Oversight Committee (each a "Committee" and collectively, the "Committees"). The Responsibilities of each Committee are described below. Each Committee has a written charter that delineates the Committee's duties and powers.

AUDIT COMMITTEE

The Audit Committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, reviews and discusses each Fund's audited financial statements with management and performs such other tasks as the full Board deems necessary or appropriate. Based on its review with management and the independent auditors of each Fund's financial statements and other written disclosure provided by the independent auditors, the Committee recommended to each Board that the audited financial statements be included in the annual report provided to shareholders for each Fund's 2002 fiscal year. As suggested by the ICI Best Practices Report, the Committee is comprised of only Non-interested Trustees, receives annual representations from the auditors as to their independence, and has a written charter adopted by each Board, as noted above. In addition, as required by
Section 303.01(B)(2)(a) of the New York Stock Exchange

("NYSE") listing standards, none of the Committee members has a relationship with a Fund that may interfere with the exercise of their independence from management and the Fund, and each Committee member meets the independence requirements of Section 303.01(B)(3). The members of the Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held 7 meetings for all Funds except KGT, which held 8 meetings, during calendar year 2002.

NOMINATING AND GOVERNANCE COMMITTEE

Each Board has a Nominating and Governance Committee, comprised of only Non-interested Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Fund's Governance Procedures and Guidelines. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held 5 meetings during calendar year 2002. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the applicable Fund.

VALUATION COMMITTEE

Each Board has a Valuation Committee, comprised of both Interested and Non-interested Trustees, which reviews Valuation Procedures adopted by each Board, determines fair value of each Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. Currently, the members of the Valuation Committee are John W. Ballantine and Richard T. Hale. Alternate members are Lewis A. Burnham, Donald
L. Dunaway and John G. Weithers. The Valuation Committee held 0 meetings for all Funds except for KHI and KMM, each of which held 1 meeting, during calendar year 2002.

OPERATIONS COMMITTEE

Each Board has an Operations Committee, comprised of only Non-interested Trustees, which oversees the operations of the Funds, such as reviewing each Fund's administrative fees and expenses, portfolio transaction policies, and custody and transfer agency arrangements. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held 10 meetings during calendar year 2002.

FIXED-INCOME OVERSIGHT COMMITTEE

Each Board has a Fixed-Income Oversight Committee, comprised of only Non-interested Trustees, which oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. Currently, the members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chairman), Donald L. Dunaway, Shirley
D. Peterson and William P. Sommers. The Fixed-Income Oversight Committee held 5 meetings during calendar year 2002.

COMPENSATION OF TRUSTEES

Each Fund pays its Independent Trustees a monthly retainer, paid on a quarterly basis, plus expenses, and an attendance fee for each Board meeting and Committee meeting attended. As reflected above, the Trustees currently serve as board members of various investment companies for which DeIM serves as investment manager. DeIM supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of each Fund and receives a management fee for its services. Several of the officers and one of the Trustees are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to DeIM, although the Funds make no direct payments to them. Trustees and officers of a Fund who are "Interested Persons" receive no compensation from such Fund. The Non-interested Trustees are not entitled to benefits under any pension or retirement plan. The Board of Trustees of each Fund established a deferred compensation plan for the Non-interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds managed by the Adviser ("Shadow Shares"). Mr. Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected in Appendix 1 in the Trustees' share ownership.

The table below shows, for each Trustee entitled to receive compensation from the Funds, the aggregate compensation paid or accrued during the 2002 calendar year and the total compensation that the funds advised by DeIM or its affiliates (collectively, the "Scudder Fund Complex") paid or accrued during calendar year 2002.

                                                                                 AGGREGATE
                                                                               COMPENSATION
                                  AGGREGATE COMPENSATION FROM FUND             FROM SCUDDER
                         ---------------------------------------------------       FUND
NAME OF TRUSTEE           KHI      KGT      KMM      KTF      KSM      KST     COMPLEX(3)(4)
---------------          ------   ------   ------   ------   ------   ------   -------------
John W. Ballantine.....  $2,504   $2,834   $2,383   $4,140   $2,640   $1,673     $225,470
Lewis A. Burnham.......  $2,064   $2,362   $1,944   $3,520   $2,161   $1,306     $196,060
Donald L. Dunaway......  $2,550   $2,960   $2,410   $4,216   $2,643   $1,700     $225,370
James R. Edgar(1)......  $1,980   $2,260   $1,860   $3,290   $2,050   $1,270     $183,770
Paul K. Freeman*.......  $1,378   $1,576   $1,292   $2,265   $1,410   $1,165     $124,198
Robert B. Hoffman......  $2,020   $2,343   $1,870   $3,382   $2,047   $1,268     $187,210
Shirley D.
 Peterson(2)...........  $2,110   $2,382   $1,990   $3,529   $2,167   $1,297     $206,010
Fred B. Renwick........  $2,243   $2,606   $2,062   $3,715   $2,340   $1,480     $199,280
William P. Sommers.....  $2,096   $2,453   $1,976   $3,600   $2,202   $1,319     $196,110
John G. Weithers.......  $2,307   $2,633   $2,187   $3,795   $2,393   $1,499     $211,230

---------------

 * Newly elected Trustee effective May 15, 2002.

(1) Includes deferred fees for Governor Edgar. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of selected funds managed by the Adviser. Total deferred fees (including interest thereon and the return from the assumed investment in Shadow Shares) payable from the Funds to Governor Edgar are as follows $2,792, $3,207, $2,645, $4,815, $2,922 and $1,800 from KHI, KGT, KMM, KTF,
    KSM and KST, respectively.

(2) Includes $19,020 in annual retainer fees in Ms. Peterson's role as Lead Trustee.

(3) For each Trustee, except Mr. Freeman, total compensation includes compensation for service on the boards of 33 trusts/corporations comprised of 85 funds. For Mr. Freeman, the total includes compensation for service, for partial periods, on the boards of 34 trusts/corporations comprised of 97 funds. Each Trustee, including Mr. Freeman, currently serves on the boards of 30 trusts/corporations comprised of 81 funds in the Scudder Fund Complex.

(4) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of the Chicago Board in connection with the sale of the Advisor to Deutsche Bank AG. Such amounts totaled $36,190 for Messrs. Ballantine and Dunaway, $25,850 for Mr. Burnham, $24,070 for Mr. Edgar, $10,170 for Mr. Freeman, $20,680 for Messrs. Hoffman and Sommers, $34,070 for Ms. Peterson, $25,680 for Mr. Renwick and $30,850 for Mr. Weithers. These meeting fees were borne by the Adviser.

FUND OFFICERS

Information about the executive officers of each Fund, with their respective ages, terms as Fund officers and principal occupation for the past five years, is set forth below.

Richard T. Hale (57), President of each Fund since 4/1/03. Mr. Hale is a Managing Director of Deutsche Asset Management (1999-present) and Deutsche Bank Securities, Inc. (1999-present); Director and President, Investment Company Capital Corp. (registered investment adviser) (1996-present); Director, Deutsche Global Funds, Ltd. (2000-present), CABEI Fund (2000-present), North American Income Fund (2000-present)(registered investment companies); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer, Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (registered investment companies); Vice President, Deutsche Asset Management Inc. (2000-present); formerly, Director ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).

Philip J. Collora (57), Vice President of each Fund except KST since 2/1/90 and KST since 3/2/90, and Assistant Secretary of each Fund since 1/24/01. Mr. Collora is a Director of Deutsche Asset Management.

Daniel O. Hirsch (48), Vice President and Assistant Secretary of each Fund since 4/5/02. Mr. Hirsch is also a Managing Director of Deutsche Asset Management (2002-present); a Director of Deutsche Global Funds Ltd. (2002-present); and formerly, a Principal of BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999).

Kenneth Murphy (39), Vice President of each Fund since 1/15/03. Mr. Murphy is also a Vice President of Deutsche Asset Management (2001-present) and formerly, a Director of John Hancock Signature Services (1992-2001).

Charles A. Rizzo (45), Treasurer of each Fund since 11/20/02. Mr. Rizzo is also a Director of Deutsche Asset Management (April 2000-present) and formerly, Vice President and Fund Accounting Department Head of BT Alex. Brown Incorporated (now Deutsche Bank Securities, Inc.) (1998-1999); and a Senior Manager of Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Brenda Lyons (40), Assistant Treasurer of each Fund since 9/22/98. Ms. Lyons is also a Managing Director of Deutsche Asset Management.

John Millette (40), Secretary of each Fund since 9/26/01. Mr. Millette is also a Director of Deutsche Asset Management.

Caroline Pearson (40), Assistant Secretary of each Fund since 1/21/98. Ms. Pearson is a Managing Director of Deutsche Asset Management.

The officers of each Fund are elected by the Boards of each Fund on an annual basis to serve until their successors are elected and qualified.

SHAREHOLDERS. As of December 31, 2002, each executive officer, nominee and Trustee of each Fund individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each Fund. Appendix 1 hereto lists the dollar range and amount of shares of each Fund owned directly or beneficially owned by each Trustee and nominee of the Funds individually and as a group with the executive officers of each Fund. As of December 31, 2002, the Trustees and executive officers did not own any Preferred Shares of KTF or KSM. As of December 31, 2002, no person is known to any Fund to have owned beneficially more than 5% of any class of shares of any Fund.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund's officers and Trustees, the Adviser, affiliated persons of the Adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended November 30, 2002 (December 31, 2002 for KGT), all filings were timely, except that each of David Wasserman (a former Director of Zurich Scudder Investments, Inc.) and Scudder Investments Marketing Services, Inc. filed a Form 3 for each Fund late; and, for KMM and KST, each of Annette Fraser, David Haysey, Matthew Linsey, Alexander Tedder, Karl Sternberg, Simon Kempton and James Knell failed to file a Form 3 and failed to file a Form 5 with respect to such late filing.

INVESTMENT MANAGER. Deutsche Investment Management Americas Inc. ("DeIM" or the "Adviser"), 345 Park Avenue, New York, NY 10154, serves as each Fund's investment adviser and manager pursuant to an investment management agreement. Deutsche Asset Management Investment Services Ltd., One Appold Street, London, England, serves as the subadviser for Scudder Multi-Market Income Trust, Scudder Strategic Income Trust and Scudder Intermediate Government Trust pursuant to subadvisory agreements with the Adviser.

On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ("Scudder"). Scudder became part of Deutsche Asset Management and changed its name to DeIM. The combined organization is, as of December 13, 2001, the fourth largest asset manager in the world, with approximately $742 billion in assets under management as of September 30, 2002. Effective August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. The Deutsche Asset

Management family of funds and the Scudder funds have been integrated into a single fund complex, the Scudder Investments family of funds, with the investment operations of Scudder becoming part of an integrated global investment operation serving Deutsche Asset Management's clients worldwide.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR EACH FUND.

Each Board, including the Independent Trustees, has selected Ernst & Young LLP ("E&Y"), to act as independent auditors, to audit the books and records of each Fund for the current fiscal year and recommends that shareholders ratify such selection. This firm has served each Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in any Fund except as independent auditors. The selection of E&Y as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of E&Y is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

The following table shows fees paid to E&Y by each Fund during the most recent calendar year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the professional services rendered for audit and review of financial statements of each Fund. The information in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y for services rendered, if any, during the most recent calendar year by each Fund, DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Funds. The Audit Committee of each Board will review, at least annually, whether E&Y's receipt of non-audit fees from the Funds, DeIM, and all entities controlling, controlled by, or under common control with DeIM that provide services to the Funds is compatible with maintaining E&Y's independence.

                                                 FINANCIAL
                                                INFORMATION
                                               SYSTEMS DESIGN
                                                    AND
                                               IMPLEMENTATION
NAME OF FUND                      AUDIT FEES        FEES        ALL OTHER FEES(1)
------------                      ----------   --------------   -----------------
Scudder High Income Trust.......  $   44,715         $0             $  3,650
Scudder Intermediate Government
  Trust.........................  $   42,295         $0             $  3,650
Scudder Multi-Market Income
  Trust.........................  $   41,745         $0             $  3,650
Scudder Municipal Income
  Trust.........................  $   66,825         $0             $  3,650
Scudder Strategic Municipal
  Income Trust..................  $   65,505         $0             $  3,650
Scudder Strategic Income
  Trust.........................  $   45,705         $0             $  3,650
Additional 75 Chicago Board
  Funds.........................  $2,339,105         $0             $552,100

---------------

(1) In addition to the amounts shown in the table for the Funds, E&Y received an aggregate amount of $2,542,000, which includes $897,000 for audit and audit-related services performed on behalf of the Funds and other DeIM-advised funds and $1,645,000 for services performed for DeIM and other related entities that provide support for the operations of the funds.

                                 MISCELLANEOUS

GENERAL. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by the Funds, including any additional solicitation made by letter, telephone, facsimile or made electronically. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies electronically, by telephone, by telegram or personally. The Funds have engaged Georgeson Shareholder Communications Inc. ("GSC") to assist in the solicitation of proxies at a total estimated cost of $9,500 per Fund plus expenses. Failure of a quorum to be present at the Meeting for a Fund will necessitate adjournment for that Fund and will subject the Fund to additional expenses. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically or electronically will be recorded in accordance with the procedures believed by the Funds to be reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll free at (866) 785-2855. Any proxy given by a shareholder is revocable until voted at the Meeting.

PROPOSALS OF SHAREHOLDERS. It is currently anticipated that the 2004 annual meeting of shareholders will be held in May. A shareholder wishing to submit a proposal for inclusion in a Fund's proxy statement for the 2004 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than December 12, 2003 as timely. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to a Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such notice received no later than February 20, 2004 as timely. The timely submission of a proposal, however, does not guarantee its inclusion under either rule.

OTHER MATTERS TO COME BEFORE THE MEETING. The Boards are not aware of any matters that will be presented for action at the Meeting other than those set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares with respect to any such other matters in accordance with their best judgment in the interest of the Fund(s).

VOTING, QUORUM. Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted in favor of each Item referred to in this Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting.

Item 1, election of Trustees for a Fund, requires a plurality vote of the shares of such Fund voting at the Meeting. As noted previously, the holders of the Preferred Shares of KTF and KSM, voting as a separate class for each respective Fund, are entitled to elect two Trustees and the holders of the Common Shares and Preferred Shares of KTF and KSM, voting together as a single class for each Fund, are entitled to elect the nine remaining Trustees. Item 2, ratification of the selection of independent auditors for a Fund, requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the persons receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

At least 50% of the shares of a Fund must be present, in person or by proxy, in order to constitute a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 50% of the shares of that Fund were represented. In the event that the necessary quorum to transact business or the vote required to approve any Item is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Item. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the concerned Fund's shares present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Item and will vote against any such adjournment those proxies to be voted against that Item. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

HOUSEHOLDING INFORMATION. Each Fund provides periodic reports to its shareholders that highlight relevant information, including investment results and a review of portfolio changes. In order to reduce the amount of mail you receive and to help reduce expenses of the Funds, we generally send a single copy of annual reports and proxy statements to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, or if you are receiving multiple copies of these documents and you want to request delivery of a single copy, please contact the Adviser at
(800) 621-1048, or write to the Adviser at 222 South Riverside Plaza, Chicago, Illinois 60607.

A COPY OF A FUND'S ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO SUCH FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING (800) 621-1048.

THE BOARD OF EACH FUND RECOMMENDS AN AFFIRMATIVE VOTE ON ITEMS 1 AND 2.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                         By order of the Boards,

                                                               -s- John Millette
                                                                   John Millette
                                                                       Secretary

                                                                      APPENDIX 1

                         TRUSTEE/NOMINEE SHAREHOLDINGS

Many of the Trustees/Nominees own shares of funds in the Scudder Fund Complex, allocating their investments among such funds based on their individual needs. The following table sets forth, for each Trustee/ Nominee, as of December 31, 2002, the number of shares beneficially owned in each Fund, the dollar range of securities owned in each Fund, and the aggregate dollar range of all shareholdings in all funds advised by DeIM for which such person is a board member or nominee. As of December 31, 2002, each Trustee/Nominee individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

                             NON-INTERESTED PERSONS

                                                        AGGREGATE DOLLAR RANGE
                                                        OF SECURITIES OWNED IN
                      NUMBER OF     DOLLAR RANGE OF    ALL FUNDS IN THE SCUDDER
NAME OF              SHARES OWNED   SECURITIES OWNED    FUND COMPLEX OVERSEEN
TRUSTEE/NOMINEE      IN EACH FUND     IN EACH FUND            BY TRUSTEE
---------------      ------------   ----------------   ------------------------
John W. Ballantine,  KHI--0               None            Over $100,000
Trustee              KGT--0               None
                     KMM--0               None
                     KSM--0               None
                     KST--0               None
                     KTF--0               None
Lewis A. Burnham,    KHI--0               None            Over $100,000
Trustee              KGT--0               None
                     KMM--0               None
                     KSM--0               None
                     KST--0               None
                     KTF--0               None
Donald L. Dunaway,   KHI--0               None            Over $100,000
Trustee              KGT--0               None
                     KMM--0               None
                     KSM--0               None
                     KST--0               None
                     KTF--0               None
James R. Edgar,      KHI--0               None           Over $100,000*
Trustee              KGT--0               None
                     KMM--0               None
                     KSM--0               None
                     KST--0               None
                     KTF--0               None

---------------

* Reflects shadow shares held by Governor Edgar pursuant to the Deferred Compensation Plan.

                                                        AGGREGATE DOLLAR RANGE
                                                        OF SECURITIES OWNED IN
                      NUMBER OF     DOLLAR RANGE OF    ALL FUNDS IN THE SCUDDER
NAME OF              SHARES OWNED   SECURITIES OWNED    FUND COMPLEX OVERSEEN
TRUSTEE/NOMINEE      IN EACH FUND     IN EACH FUND            BY TRUSTEE
---------------      ------------   ----------------   ------------------------
Paul K. Freeman,     KHI--0               None                None
Trustee              KGT--0               None
                     KMM--0               None
                     KSM--0               None
                     KST--0               None
                     KTF--0               None
Robert B. Hoffman,   KHI--0               None            Over $100,000
Trustee              KGT--0               None
                     KMM--0               None
                     KSM--0               None
                     KST--0               None
                     KTF--0               None
Shirley D.           KHI--0               None            Over $100,000
  Peterson,
Trustee              KGT--0               None
                     KMM--0               None
                     KSM--0               None
                     KST--0               None
                     KTF--0               None
Fred B. Renwick,     KHI--200          $1-$10,000         Over $100,000
Trustee              KGT--200          $1-$10,000
                     KMM--200          $1-$10,000
                     KSM--0               None
                     KST--100          $1-$10,000
                     KTF--0               None
William P. Sommers,  KHI--0               None            Over $100,000
Trustee              KGT--0               None
                     KMM--0               None
                     KSM--0               None
                     KST--0               None
                     KTF--0               None
John G. Weithers,    KHI--2,700     $10,000-$50,000       Over $100,000
Trustee              KGT--1,400        $1-$10,000
                     KMM--1,200        $1-$10,000
                     KSM --
                      Preferred--0        None
                      Common--400      $1-$10,000
                     KST-1,300      $10,000-$50,000
                     KTF --
                      Preferred--0        None
                      Common--500      $1-$10,000

                               INTERESTED PERSON

                                                         AGGREGATE DOLLAR RANGE
                                                         OF SECURITIES OWNED IN
                   NUMBER OF SHARES   DOLLAR RANGE OF    ALL FUNDS IN THE FUND
NAME OF             OWNED IN EACH     SECURITIES OWNED   COMPLEX OVERSEEN OR TO
TRUSTEE/NOMINEE          FUND           IN EACH FUND     BE OVERSEEN BY TRUSTEE
---------------    ----------------   ----------------   ----------------------
Richard T. Hale,      KHI--0               None              Over $100,000
Trustee               KGT--0               None
                      KMM--0               None
                      KSM--0               None
                      KST--0               None
                      KTF--0               None

As of December 31, 2002, the Trustees and executive officers of the Funds as a group owned beneficially the following shares of each Fund:

                                                                SHARES
                                                             BENEFICIALLY
FUND                                                            OWNED
----                                                         ------------
KHI........................................................     2,900
KGT........................................................     1,600
KMM........................................................     1,400
KTF........................................................    500(1)
KSM........................................................    400(1)
KST........................................................     1,400

---------------

(1) Common Shares

INSTRUCTIONS FOR VOTING YOUR PROXY

Scudder Intermediate Government Trust offers shareholders of record three alternative ways of voting their proxies:

- BY TELEPHONE
- THROUGH THE INTERNET (using a browser)
- BY MAIL (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting.

 --------------------
| TELEPHONE VOTING   |  Available only until 4:00 p.m. EST May 29, 2003.
 --------------------
- Call TOLL-FREE: 1-866-785-2855, Monday through Friday, 9 AM-11PM EST.
- Your vote will be confirmed and cast as you directed.

 --------------------
| INTERNET VOTING    |  Available only until 4:00 p.m. EST on May 29, 2003.
 --------------------
- Visit the Internet voting Website at http://proxy.georgeson.com
- Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen.
- You will incur only your usual Internet charges.

 --------------------
| VOTING BY MAIL     |
 --------------------
- Simply sign and date your proxy card and return it in the postage-paid envelope.











           ----------------                         ----------------
          | COMPANY NUMBER  |                      | CONTROL NUMBER  |
           ----------------                         ----------------


        \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
--------------------------------------------------------------------------------
SCUDDER INTERMEDIATE GOVERNMENT TRUST FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS MAY 29, 2003

The signers of this proxy hereby appoint Daniel O. Hirsch, Philip J. Collora, John Millette and Caroline Pearson, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Annual Meeting of Shareholders to be held at the offices of Deutsche Investment Management Americas Inc., Two International Place, Boston, MA 02110 on May 29, 2003, at 4:00 p.m. Eastern time and at any adjournments or postponements thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Joint Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Joint Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's secretary or by voting in person at the Joint Annual Meeting.

                                                YOUR VOTE IS NEEDED! IF NOT
                                                VOTING ELECTRONICALLY OR BY
                                             TELEPHONE, PLEASE SIGN, DATE AND
                                              RETURN PROMPTLY IN THE ENCLOSED
                                              ENVELOPE. NO POSTAGE REQUIRED.

                                         Dated                            , 2003
                                               ---------------------------


                                         ---------------------------------------
                                                        Signature

                                         Dated                            , 2003
                                               ---------------------------


                                         ---------------------------------------
                                                    Signature (Joint)

                                         Note: All registered owners of accounts
                                         shown above must sign. Please sign
                                         exactly as your name appears on this
                                         Proxy. If signing for a corporation,
                                         estate or trust, please indicate your
                                         capacity or title.


                                  \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   TO VOTE, MARK BLOCKS BELOW IN [X]
                                                                                                   BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR"
ALL ITEMS.

IF NO SPECIFICATION IS MADE HEREIN, ALL SHARES WILL BE VOTED AS RECOMMENDED BY
THE BOARD ON THE ITEM SET FORTH ON THIS PROXY.

TO VOTE BY TELEPHONE OR INTERNET, SEE INSTRUCTIONS ON REVERSE SIDE.
                                                                                                     FOR ALL  WITHHOLD   FOR ALL
1. Election of Trustees:                                                                                        ALL      EXCEPT
   (01) John W. Ballantine (02) Lewis A. Burnham   (03) Donald L. Dunaway (04) James R. Edgar          [ ]      [ ]        [ ]
   (05) Paul K. Freeman    (06) Richard T. Hale    (07) Robert B. Hoffman (08) Shirley D. Peterson
   (09) Fred B. Renwick    (10) William P. Sommers (11) John G. Weithers

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
THE NOMINEE'S NUMBER ON THE FOLLOWING LINE:
                                           --------------------------

                                                                                                       FOR      AGAINST    ABSTAIN
2. Ratification of the selection of Ernst & Young LLP as the Fund's independent auditors for           [ ]        [ ]        [ ]
   the current fiscal year.





If you have any questions regarding the execution of the proxy, please call Georgeson Shareholder
Communications Inc. at 1-866-785-2855.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.